SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549


FORM 8-K


Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   February 13, 1997.




ENSTAR INC
(Exact name of registrant as specified in its charter)


Minnesota              331-10134                    41-1831611
     (State or other jurisdiction     (Commission     (I.R.S. Employer
          of incorporation)           File Number)    Identification No.)


          6479 City West Parkway
        Eden Prairie, Minnesota                      55344
    (Address of principal executive offices)       (Zip Code)



Registrant's telephone number, including area code:   (612) 941-3200


Not Applicable
(Former name or former address, if changed since last report.)